POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED FEBRUARY 29, 2016 TO THE

SUMMARY PROSPECTUS DATED AUGUST 28, 2015 OF:

PowerShares DWA Basic Materials Momentum Portfolio

Effective immediately, Brian Picken is no longer a Portfolio Manager of the Fund. Accordingly, on page 3, the table within the section titled “Management of the Fund – Portfolio Managers” is deleted and replaced with the following:

“Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007

Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008

Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014

Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015”

Please Retain This Supplement for Future Reference.

P-PYZ-SUMPRO-1 SUP-1 022916